UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2023

SIGMA ADDITIVE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SASI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 14, 2023, Sigma Additive Solutions, Inc. (“we,” “us,” “Sigma” or the “company”) entered into an At-the-Market Issuance Sales Agreement (the “Sales Agreement”) with Lake Street Capital Markets, LLC (the “Agent”), pursuant to which we may issue and sell from time to time through the Agent shares of our common stock, $0.001 par value per share, having an aggregate offering price of up to $1,500,000 (the “Offering”). Also, on August 14, 2023, the Company filed a prospectus supplement with the Securities and Exchange Commission in connection with the Offering under its existing Registration Statement on Form S-3 (File No. 333-257054), which became effective on June 29, 2021, and the base prospectus contained therein.

Upon delivery of a transaction notice, and subject to the terms and conditions of the Sales Agreement, the Agent may sell shares of our common stock by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”). The Agent is not required to purchase any shares of common stock from us or sell any specific number of shares of common stock or dollar amount of common stock but will use its commercially reasonable efforts consistent with its normal trading and sales practices and appliable state and federal law, rules and regulations and the rules of the Nasdaq Stock Market, LLC to sell shares of our common stock in the Offering as directed by us.

We or the Agent may suspend or terminate the Offering upon notice to the other and subject to other conditions.

We have agreed to pay the Agent a commission of 3.0% of gross proceeds from the Offering and to reimburse the Agent for certain expenses. We have also agreed to afford the Agent customary indemnification and contribution rights.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report and incorporated herein by reference.

Item 2.02 Results of Operation and Financial Condition.

On August 14, 2023, we issued a press release announcing the results of operations and financial condition for the three months ended June 30, 2023. A copy of the press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	At-The-Market Sales Issuance Agreement dated August 14, 2023 between Sigma Additive Solutions, Inc. and Lake Street Capital Markets, LLC
5.1	Opinion of TroyGould PC
23.1	Consent of TroyGould PC (included in Exhibit 5.1)
99.1	Press release dated August 14, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2023	SIGMA ADDITIVE SOLUTIONS, INC.

	By:	/s/ Jacob Brunsberg
	Name:	Jacob Brunsberg
	Title:	President and Chief Executive Officer